Exhibit 99.1

First Western Financial, Inc. The First, Western-Based Private Trust Bank Investor Presentation May 2020

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Those following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the COVID-19 pandemic and related government actions; the risk of geographic concentration in Colorado, Arizona, Wyoming and California; the risk of changes in the economy affecting real estate values and liquidity; the risk in our ability to continue to originate residential real estate loans and sell such loans; risks specific to commercial loans and borrowers; the risk of claims and litigation pertaining to our fiduciary responsibilities; the risk of competition for investment managers and professionals; the risk of fluctuation in the value of our investment securities; the risk of changes in interest rates; and the risk of the adequacy of our allowance for credit losses and the risk in our ability to maintain a strong core deposit base or other low-cost funding sources. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 12, 2020 and other documents we file with the SEC from time to time. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and the sources from which it has been obtained are reliable; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. Our common stock is not a deposit or savings account. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality. This presentation is not an offer to sell any securities and it is not soliciting an offer to buy any securities in any state or jurisdiction where the offer or sale is not permitted. Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof. Those following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward

A Wealth Manager on Private Trust Bank Platform

FIRST western

Overview

- Niche-focused regional wealth manager built on a private trust bank platform
- Headquartered in Denver, Colorado and positioned in desirable, affluent and high growth markets

Target Market

- Households of $1+ million liquid net worth
- High net worth and high growth markets
- Colorado, Arizona, Wyoming and California

Competitive Advantage

- Operates as one integrated firm, not silos
- Team approach benefits clients, First Western
- Local boutique private trust bank offices with central product experts

Company Highlights as of 3/31/2020

Assets:	$1.35 billion
Gross Loans:	$1.04 billion
Total Deposits:	$1.18 billion
AUM:	$5.64 billion

Tier 1 Ratio:	10.96%
CET 1 Ratio:	10.96%
Leverage Ratio:	8.81%
TRBC Ratio:	13.31%



WY
CA
CO
AZ

Office Locations

First Western Financial, Inc. (FW)
Financial Holding Company

- **First Western Trust Bank** – Colorado state chartered bank (14 locations)
  - **First Western Merger Corporation** – State licensed insurance agency
- **First Western Capital Management Co.** – Registered investment advisor (1 location)

3

Great Markets, Scarce Investment Opportunity

First Western Market Favorability[1]

- **Colorado (2019)**
  - #4 fastest growing state with GDP CAGR of 3.6% (2014-2018)
  - #4 best state economy (Business Insider)
  - #8 best state for business (Forbes)
- **Denver, Colorado (2019)**
  - #3 best large city to start a business
  - #5 highest job growth among major cities (2010-2018)
  - #7 highest gross metro product among major cities (2012-2017)
- **Fort Collins, Colorado (2019)**
  - Gross metro product CAGR of 6.2% (2013-2018)
  - Manufacturing for Anheuser-Busch, Broadcom, Intel
- **Phoenix, Arizona (2018)**
  - Added nearly 100,000 residents from July 2017-July 2018
  - Second fastest growing metro in the U.S.

Deposits by MSA[2]

Deposits by State	
Colorado	84%
Arizona	13%
Wyoming	3%



Phoenix, AZ 13%
Boulder, CO 10%
Glenwood Springs, CO 3%
Jackson, WY 3%
Denver, CO 54%
Fort Collins, CO 17%

Colorado Chartered Banks (Assets > ~$1.0 billion)

As of December 31, 2019	Current Ownership	Total Assets ($bn)
FirstBank	Private	19.9
NBH Bank	Public (NYSE: NBHC)	5.9
Bank of Colorado	Private (Sub. of Pinnacle Bancorp-NE)	4.5
Sunflower Bank	Private	4.2
Alpine Bank	Private	3.9
ANB Bank	Private	2.6
Citywide Banks	HTLF (Acquired in 2017)	2.3
First Western Trust Bank	**Public (Nasdaq: MYFW)**	**1.3**

MSA	State	Market Share	Projected % Change in HHI of $200M + (2019-2024)[3]
Denver-Aurora-Lakewood	CO	0.64	35.49
Fort Collins	CO	2.10	44.99
Phoenix-Mesa-Scottsdale	AZ	0.12	41.62
Boulder	CO	0.94	28.76
Jackson	WY/ID	1.49	21.42
Glenwood Springs	CO	0.93	24.61
National Average			**31.93**

Small market share and growing household income means lots of room to grow

(1) Source: 2019 Downtown Denver Partnership Report; Raymond James research; Ft. Collins Chamber of Commerce; City of Phoenix; U.S. Census Bureau
(2) Source: S&P Global Market Intelligence as of 06/30/2019.
(3) Percentage income growth for households with over $200,000 in current household income (HHI).
Note: Demographic data provided by Nielsen per US Census data.

4

Strong Operational and Financial Momentum 5 (1) See Non-GAAP reconciliation $4,774 $4,556 $5,795 $7,602 $10,854 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018 December 31, 2019 2015-2019 Pre-Tax, Pre-Provision Income(1) ($000s) Earnings Per Share Drivers of Improved Performance .. Robust balance sheet growth .. Higher fee income driven by robust mortgage activity .. Consistent new client acquisition activity driving growth in assets under management .. Highly leverageable operating platform driving improved efficiencies .. Outstanding asset quality and low credit costs $0.21 $0.33 $0.30 $0.32 $0.22 $0.15 $0.05 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 EPS Adjustments to EPS (1) (1)

Strong Performance Creating Shareholder Value 6 $11.50 $11.88 $12.38 $12.83 $13.15 $13.39 $11.00 $12.00 $13.00 $14.00 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 MYFW TBV/Share

Improving Earnings Driving Outperformance 7 Source: S&P Global Market Intelligence (as of May 4, 2020)

Franchise Overview

FIRSTwestern

MYFW: Our Five Core Strengths

Differentiated, Proven in the Marketplace	▪ **Niche-focused** franchise headquartered in Denver, Colorado ▪ Well-positioned in many **attractive markets** in Arizona, California, Colorado and Wyoming ▪ **Specialized central expertise** to compete with siloed national, regional firms ▪ Delivered through **local, boutique trust banking teams** so clients "owned" by MYFW, not associates
Built in Operating Leverage	▪ **Strong profit center margins at maturity**, growth opportunities in current and new markets ▪ **Revenue growth** in both fee income and net interest income, with neutral balance sheet ▪ Scalable, **leverageable high fixed cost Product and Support Centers** ▪ Operating **expense investment already in place** for growth and expansion
Highly Desirable Recurring Fee Income	▪ **~50% fee income**, consistently through MYFW's history ▪ Primarily **recurring** trust and investment management ("TIM") fees ▪ **Low risk, "sticky" wealth/trust business** with comprehensive product offering ▪ **Multiple entry points with ConnectView®** – proprietary review process to service, **cross-sell**
Experienced and Tested Team	▪ Executives are **major bank/professional firm trained**, with deep relationships in communities ▪ Achieved **growth through** business and economic **cycles**, capital constraints ▪ Healthy relationship with all regulators with **strong risk management** culture ▪ CEO with **proven track record** for creating value in previous bank ownership
Unique Opportunity for Investors	▪ At critical mass but small market share, **many current and new market** opportunities ▪ **Proven ability to expand: (1) Organically, (2) By expansion and (3) By acquisition** ▪ Few large Colorado bank alternatives for investors and clients, creating **lift-out opportunities** ▪ Attractive revenue and earnings growth story **trading at discount to tangible book value**

First Western's core strengths provide the foundation for driving shareholder value

9

FIRSTwestern

Cross-Selling a Diverse Set of Products and Services

Our local profit centers team with specialized product experts through ConnectView®

Commercial Banking	▪ Corporate loans to match specific needs ▪ Well-versed in working with **complex cash flows and business models** ▪ Customized treasury management products and services
Retirement / 401(k) Plan Consulting	▪ **Retirement plan consultants** partnering with businesses to sponsor retirement plans ▪ Creative corporate retirement plan design, analysis solutions, fiduciary liability management ▪ ERISA compliance and education
Residential Mortgage Lending	▪ Mortgage banking **specializing in high net worth lending** ▪ Underwritten to Fannie Mae and Freddie Mac guidelines ▪ Portfolio lending and secondary sales
Wealth Planning	▪ Wealth planning with specialized services (e.g. philanthropic) ▪ **Proprietary ConnectView® approach**, with access to CFPs, CPAs and estate planning attorneys ▪ Charitable giving tax strategies, deferred-compensation plans, life insurance, key person insurance
Investment Management	▪ Provide a **broad range of asset and sub asset classes** ▪ Create unique solutions through internal research, proprietary and third-party investment options ▪ Central team creates the platform for Portfolio Managers to service clients, manage accounts
Trust	▪ **Fiduciary wealth management** with expert review of client objectives, creating solutions ▪ Irrevocable life insurance trust, conservatorship, successor trustee, directed custodial trusteeship ▪ WY tax-exempt asset protection, special needs trusts, escrow services, family office services

10

60.6% 50.2% 37.8% 35.7% 35.3% 31.2% 30.5% 29.9% 28.5% 28.3% 27.8% 27.0% 25.9% 20.1% 17.7% ALRS MYFW UMBF BMTC WASH PGC CATC BPFH TSC SYBT UVSP CFR TMP FFWM FRC Noninterest Income/Operating Revenue Peer Average Private Bank Model Generates Strong Fee Income 11 Half of Operating Revenue Generated by Fee Income Source: S&P Global Market Intelligence (for the 12 months ended March 31, 2020)

Driving Profitable Growth

Success in Expansion and Acquisition Growth January 2004 Acquired Westcor Insurance Group, Inc. January 2004 Acquired James Sprout & Associates, Inc. January 2004 Acquired Poudre River Valley Trust Company February 2005 Acquired Sterling Partners/ Silversmith Financial Corp September 2006 Acquired Reber/Russell Company May 2008 Asset purchase from Financial Management Advisors, LLC September 2008 Acquired Ryder, Stilwell Inc. March 2009 Asset purchase from GKM Advisors, LLC February 2012 Acquired trust department assets of First National Bank of Wyoming September 2017 Asset purchase from EMC Holdings, LLC Acquisitions Office Openings February 2011 Denver Tech Center (DTC)/Cherry Hills Englewood, CO February 2014 Jackson Hole, WY June 2005 Cherry Creek, CO September 2007 Boulder, CO January 2005 Northern Colorado Fort Collins, CO March 2004 Denver, CO January 2012 Laramie, WY September 2017 Greenwood Village, CO September 2011 Phoenix, AZ October 2015 Aspen, CO 2004 2006 2008 2010 2012 2014 2016 2018 November 2008 Scottsdale, AZ May 2008 Los Angeles, CA 13 February 2015 Fort Collins, CO 2019 June 2019 Vail Valley Avon, CO 2020 February 2020 (pending) Branch purchase and assumption from Simmons Bank

$110 $159 $327 $433 $478 $525 $509 $485 $533 $610 $673 $814 $894 $998 $1,044 $102 $147 $270 $407 $472 $530 $596 $561 $589 $710 $754 $816 $938 $1,087 $1,178 $1,256 $1,378 $2,133 $3,057 $4,119 $4,042 $3,952 $4,523 $4,842 $4,744 $4,926 $5,374 $5,235 $6,188 $5,636 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 1Q20 Assets Under Management ($ millions) Total Deposits and Gross Loans ($ millions) Gross Loans Total Deposits Assets Under Management 14 Emerging From a Cycle of Capital Constraint Growth & Expansion Conservative Growth Capital Constrained Growth Growth & Expansion

Accelerating Business Development Trends 15 New Loan Production Net Deposit Growth Capital raised in July 2018 IPO has allowed for increased business development activities… $227.9 $268.2 $225.6 $317.9 2016 2017 2018 2019 $44.0 $62.2 $121.6 $149.0 2016 2017 2018 2019

Increased Scale and Back-Office Streamlining Driving Improved Efficiencies 16 90.4% 88.2% 85.4% 80.6% 2016 2017 2018 2019 Efficiency Ratio(1) 54.5% 55.2% 57.8% 56.6% 2016 2017 2018 2019 Percentage of Revenue Generating FTEs (1) See Non-GAAP reconciliation

17 Revenue Growth Strategies • Building expertise in specific vertical markets • Launched medical and dental practice group in 1Q20 • Replicate same model in additional vertical markets Expand commercial loan production platform • Vail Valley office opened in 2019 • Building team to focus on Broomfield, CO market in 2020 Expand into new markets with attractive demographics • MLO count increased 24% in 2019 • Continuing to attract proven MLOs in 2020 Capitalize on opportunities to add highly productive MLOs • Branch acquisition deals • Asset purchases Execute on low-risk strategic transactions that add value to the MYFW franchise

Highly Accretive Branch Purchase and Assumption Expands Denver Presence 18 .. Agreement to acquire all of the Denver locations of Simmons Bank (three branches and one loan production office)  Three of the locations will be consolidated into an existing First Western branch .. Assuming $58 million in deposits and $105 million in loans related to the acquired locations(1) .. Adds scale, an attractive client base, and banking talent .. Expected to close during 2Q20 Transaction Overview .. Expected to be highly accretive to earnings  7-8% accretive in 2020, excluding pre-tax transaction charges(2)  15-16% accretive in 2021(2) Financial Impact (1) Loan and deposit data as of December 31, 2019 (2) Accretive estimates based on December 31, 2019 data

Paycheck Protection Program 19 Key Data Points .. $205.6 million in PPP loans, 20% of March 31st gross loans .. 556 loans approved .. 43% of PPP loans provided to existing clients; 57% provided to new clients .. Median loan size of $99,574 .. PPP loans expected to generate $5.4 million of fee income .. 79% of loans are under $350,000 $205.6 million in PPP loans approved (as of 5/4/2020)

Financial Overview

$49.7 $54.3 $55.2 $57.8 $64.3 $14.9 $16.7 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018 December 31, 2019 YTD 2019 YTD 2020 Non-Interest Income, excluding net gain/(loss) on sale of securities and assets Net Interest Income High-Quality, Recurring Revenues 21 (1) See Non-GAAP reconciliation Gross Revenue(1) ($millions) Non-interest Income $7.8 Million Net Interest Income $8.9 Million 53.5% 46.5% YTD Gross Revenue(1)

Mortgage $2.5 32.0% Bank Fees $0.4 5.1% Insurance $0.1 1.3% Other $0.1 1.3% Trust & Advisory $4.7 60.3% Managed Trust $1.5 26.8% Yield: 0.22% 401(k)/ Retirement $1.0 17.9% Yield: 0.17% Directed Trust $0.9 16.1% Yield: 0.08% Custody $0.4 7.1% Yield: 0.03% Investment Agency $1.8 32.1% Yield: 0.73% Predictable, Growing Sources of Fee Income 22 Note: As of or for the year ended March 31, 2020. Totals may not add up due to rounding. AUM Composition by Account Type ($billions) YTD Non-Interest Income ($millions) Trust and Investment Management .. Guided architecture .. Customized investment solutions .. Internally manage ~$1.0 billion in AUM $5.6 billion | Avg. Yield: 0.34% Non-Interest Income ($millions) $7.8 million $27.7 $27.2 $32.6 $7.0 $7.8 FY 2017 FY 2018 FY 2019 YTD 2019 YTD 2020

$610.4 $672.8 $813.7 $894.0 $988.0 $1,044.0 2015 2016 2017 2018 2019 1Q20 A Balanced, Private Banking Loan Portfolio 23 Historical Gross Loans ($millions) Q1 2020 Loan Portfolio by Collateral Type (1) Lending Trends and Strategy (1) As of March 31, 2020, excluding deferred costs, net .. Gross loans increased 10.5% in 2019; annualized growth of 18.4% in 1Q20 .. Well balanced loan production driving growth in all areas except for commercial real estate .. Added production from mortgage acquisition .. Return on equity based relationship pricing .. High net worth, relationship lending model 1-4 Family Residential 39.6% Non-owner Occupied CRE 18.5% Cash, Securities & Other 14.1% C&I 13.8% Owner Occupied CRE 11.6% C&D 2.4%

0.96 0.90 0.83 0.79 0.79 2016 2017 2018 2019 1Q20 0.07 0.00 0.00 0.03 0.00 2016 2017 2018 2019 1Q20 0.54 0.52 2.13 1.23 1.00 2016 2017 2018 2019 1Q20 0.70 0.50 1.82 1.03 0.82 2016 2017 2018 2019 1Q20 Strong Asset Quality with Low Credit Losses NPAs / Assets (%) NPLs / Loans (%) Net Charge-off (Recovery) / Average Loans (%) Loan Loss Reserves / Gross Loans (%) 24

$709.9 $753.9 $816.1 $937.8 $1,086.8 $1,178.5 2015 2016 2017 2018 2019 1Q20 A Balanced, Growing Core Deposit Base 25 Historical Total Deposits ($millions) Q1 2020 Deposit Composition(1) Deposit Trends and Strategy (1) As of March 31, 2020. .. Total deposits increased 15.9% in 2019; annualized growth of 33.7% in 1Q20 .. Cross-sell additional products and services to depositors .. Relationship lending, trust/IM deposits .. Generate leads through BDOs and Treasury Management MMDA 57.0% Time Deposits 12.7% NOW 7.0% Savings accounts 0.3% Noninterest- bearing accounts 23.0%

COVID-19 Impact Overview

Operational Response 27 .. Business Continuity Plan activated in early February .. Daily meeting of Pandemic Response Team .. All offices open and functioning; client service by appointment only .. 90% of associates working from home routinely, 100% enabled .. All client and support operations fully functional .. Associate support programs  Additional PTO and leave options provided for associates with COVID- 19 impact personally or among family members  Medical plan changed to cover no cost COVID-19 testing, treatment  Behavioral and telemedicine services provided at no cost to associates .. Honoring sponsorship commitments on cancelled non-profit events .. Made COVID-19 targeted donations in support of philanthropic pillars

Client Engagement and Support Overview Trust and Investment Management Banking .. Active client calling program to assess impact of COVID-19 .. All credits placed into risk categories based on data gathered .. Loan modification program, including payment deferrals, extensions and financial covenant waivers put in place .. Robust digital and online banking platforms efficiently serving client needs .. Participation in Paycheck Protection Program serving both existing and new clients $75.8 million in loan payment extensions/deferrals (as of 5/1/2020) 28 .. Tactical shift over last twelve months has resulted in outperformance during 1Q20  Clients moved to lower end of targeted equity weightings  Shift from international equities into cash  Active tax loss harvesting

Notable Trends and Data Points 29 .. Positive business development trends in January and February  Strong loan and deposit growth  Steady expansion in net interest margin .. No meaningful change in credit line utilization rate since crisis started .. Loan pipeline slightly down from pre-crisis levels, but still relatively healthy .. Mortgage production remains consistent, largely driven by refinancings .. Mortgage market disruption in March caused unrealized loss in mortgages .. Strong deposit inflow in March from both existing and new clients

Loan Portfolio Composition 30 Cash, Securities and Other 14% 1 - 4 Family Residential 40% Non-Owner Occupied CRE 18% Construction and Development 2% Owner Occupied CRE 12% Commercial and Industrial 14% Commercial 58% Consumer 42% $1.0 Billion (as of 3/31/20) Commercial vs. Consumer

Commercial Loans by Industry 31 44% 16% 10% 7% 4% 4% 3% 3% 3% 2% 2% 2% Real Estate / Rental and Leasing Finance and Insurance Health Care and Social Assistance Other Miscellaneous⁽¹⁾ Consumer Professional, Scientific and Technical Services Accommodation and Food Services Construction Arts, Entertainment and Recreation Mining, Quarrying and Oil and Gas Extraction Other Services (except Public Administration) Administrative and Support and Waste Management and Remediation Services 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% $609.2 Million (as of 3/31/20) Industry as a Percentage of Commercial Loans (as of 3/31/20) (1) Represents the aggregate of individual industries; no one industry is more than 2% of Commercial loans

CRE(1) Loans By Property Type 32 1-4 Family Construction 3% Other Construction & Land Development 6% 1st or 2nd DOT 5+ SFR Units 9% 1st & 2nd DOT- 1-4 Family Dwelling 1% Office/Office Condo 17% Commercial Office Building 12% Other Commercial 15% Hotel / Motel 3% Restaurant 1% Retail 14% Strip Center 3% Warehouse 16% (1) Commercial Real Estate including Owner Occupied, Non-Owner Occupied, and Construction and Development $338.9 Million (as of 3/31/20) Property Type as a Percentage of CRE Loans (as of 3/31/20)

Exposure to Stressed Industries (as of 3/31/20) 33 Industry Outstanding Balances ($ in millions) % of Total Loans Unused Commitments ($ in Millions) Portfolio Characteristics Energy Related $18.3 1.8% $17.2 .. Indirect business or personal exposure to energy industry .. Collateral type: 49% business assets, 27% 1st DOT, 17% IM accounts, 7% other assets Hotels $11.0 1.1% $0.0 .. Portfolio consists of three loans .. Largest loan is in prominent geographic region with multiple sources of repayment and personal guarantee Restaurants $6.0 0.6% $0.1 .. Portfolio consists of six borrowers .. Average loan balance of approximately $661,000

Capital and Liquidity Overview 34 Liquidity Funding Sources (as of 3/31/20) Liquidity Reserves: Total Available Cash $117,811,270 Unpledged Investment Securities $ 47,365,999 Borrowed Funds: Unsecured: Credit Lines $ 54,000,000 Secured: FHLB Available $378,745,864 FRB Available $ 1,203,604 Brokered Remaining Capacity $155,134,002 Total Liquidity Funding Sources $754,260,739 Loan to Deposit Ratio 88.6% Consolidated Capital Ratios (as of 3/31/20) 10.96% 10.96% 13.31% 8.81% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Tier 1 Capital to Risk-Weighted Assets CET1 to Risk- Weighted Assets Total Capital to Risk-Weighted Assets Tier 1 Capital to Average Assets Tangible Common Equity / TBV Per Share(1) (in thousands) $91,662 $104,411 $105,991 $11.50 $13.15 $13.39 $10.00 $11.00 $12.00 $13.00 $14.00 $80,000 $85,000 $90,000 $95,000 $100,000 $105,000 $110,000 4Q18 4Q19 1Q20 TCE TBV/Share (1) See Non-GAAP reconciliation

Creating Additional Shareholder Value

Near-Term Outlook and Expectations 36 .. Excluding impact of PPP loans, NIM should continue to expand, while fee income should normalize .. Decrease in non-recurring expenses for Q2 - expect core NIE of $14-14.5M .. Share repurchase activity on hold during duration of crisis as capital can be better used supporting clients and communities .. PPP expected to produce fee income of approximately $5.4 million .. Branch purchase and assumption agreement with Simmons Bank on track for planned closing in second quarter, allowing deposit premium price reduction  Expands presence in Denver market  Adds scale, banking talent and attractive client base

37 Long-Term Goals to Drive Shareholder Value Our mission is to be the BPBFWWMC – Best Private Bank for the Western Wealth Management Client We believe First Western can be a unique, niche focused regional powerhouse with high fee income and consistent strong earnings from our scalable wealth management platform .. Drive to $5 billion in total assets, $25 billion TIM assets through both organic growth and acquisitions • ~50 offices • $7-8 million in revenue per office • 60% contribution margin per office .. Build footprint, scale and operating leverage with M&A • Capital and earnings accretive .. Create, roll out virtual private bank • Robo advisor tied to bank •“Buy up” into expert advice .. Upgrade wealth management platform • Fully integrated front end .. Sell wholesale TIM services to other banks

Experienced, Tested Team Built-in Operating Leverage Highly Desirable Recurring Fee Income Differentiated, Proven in the Marketplace Unique Opportunity for Investors MYFW’s core strengths provide the foundation for driving shareholder value A Unique and Attractive Investment 38

Appendix

Organizational Overview

Team: Ready to Take MYFW to the Next Level

Name	Title	Years at FW	Years in Industry	Prior Experience
Scott C. Wylie	Chairman, CEO & President	18	33	▪ Chairman & CEO, Northern Trust Bank of Colorado ▪ Chairman & CEO, Trust Bank of Colorado ▪ CEO, Equitable Bancshares of Colorado and Women's Bank, Chairman, Equitable Bank ▪ Chairman, American Fundware ▪ President & CEO, Bank and Trust of Puerto Rico ▪ Associate, First Boston Corporation
Julie A. Courkamp	Chief Financial Officer & Treasurer	14	20	▪ Assurance services with PricewaterhouseCoopers ▪ Executive roles within First Western with responsibility for Accounting & Finance, Risk, Technology and Operations
John E. Sawyer	Chief Investment Officer	3	27	▪ Chief Investment & Fiduciary Officer, BBVA Compass Bank ▪ President & COO, Florida-based boutique wealth management firm ▪ Executive with Credit Suisse, Morgan Keegan & Co., and First Tennessee Capital Markets
Scott J. Lawley	Chief Credit Officer	2	33	▪ Sr. Credit Officer & Segment Risk Officer, Huntington National Bank ▪ Credit advisor, chief underwriter, CRE credit officer PNC Bank, US Bank ▪ Lending positions with Fleet Bank
Josh M. Wilson	Regional President, CO / WY	8	21	▪ CFO, international oil and gas operating company ▪ PC President at First Western ▪ Executive with Bank One, JP Morgan and Vectra Private Bank
Dan C. Thompson	Regional President, AZ / CA	16	27	▪ Team Leader within Private Wealth Advisors , Merrill Lynch ▪ Positions in the High Net Worth and Q.A. group, Charles Schwab & Co.

Senior management team upgraded over past year to prepare for next phase of growth

41

FIRSTwestern

MYFW's Sophisticated Board of Directors

Name	Title	Primary Business
Scott C. Wylie	Chairman, CEO & President	▪ First Western Financial, Inc.
Julie A. Caponi, CPA	Board Director / Trustee	▪ Former Finance Executive at Arconic, Inc. (fka Alcoa Inc.) ▪ Former audit partner at Deloitte ▪ Board member & Audit Committee chair for FCF (NYSE)
David R. Duncan	Board Director / Trustee	▪ Energy ▪ Winery Executive, Silver Oak Cellars ▪ Entrepreneur, board member, business leader
Thomas A. Gart	Board Director / Trustee	▪ Real Estate Developer ▪ Specialty Retail Executive ▪ Family business, PE investing across broad range of industries
Patrick H. Hamill	Board Director / Trustee	▪ Real Estate Developer ▪ Home Builder Executive ▪ Entrepreneur, business/community leader, real estate expertise
Luke A. Latimer	Board Director / Trustee	▪ Utility Maintenance ▪ Construction Executive ▪ Family business, public bank board
Eric D. Sipf, CPA[1]	Board Director / Trustee	▪ Former Healthcare Executive ▪ US Army ▪ Asset management, finance, bank board, M&A
Mark L. Smith	Board Director / Trustee	▪ Real Estate Developer ▪ Entrepreneur, community leadership, real estate expertise
Joseph C. Zimlich, CPA	Board Director / Trustee	▪ Family Office Executive ▪ Corporate leadership, board, investment management

(1) CPA license inactive.

42

Integrated Team Approach in Boutique Offices President Private Bankers Wealth Advisor Trust Officer 43 Lenders Portfolio Managers Team-based incentives Relationship-based wealth management Many relationship managers to one client Product group specialists Holistic view of the client – ConnectView® Team Philosophy 1. 2. 3. 4. 5. … by working as a team to grow relationships

(1) Investment Policy Committee (IPC), Investment Management (IM), Business Development Officers (BDO). Teamwork Drives Client Satisfaction, Retention 44 Example of investment management teamwork shows how MYFW, not relationship managers, owns our clients Profit Centers Product Groups Support Centers Team Based Compensation Portfolio Managers Wealth Advisors (BDOs(1)) Wealth Planning IPC / IM Research(1) Trust Investment Operations Trust Operations Risk / Compliance Service Expertise Support Sales Client

. Finance & Accounting .. Risk & Compliance .. Enterprise Technology .. Human Capital .. Credit Analysis .. Bank & Trust/Investment Operations .. Marketing/Branding Our local, boutique private trust bank offices compete with the biggest wealth managers in the country… First Western Product Groups (PG) Support Centers (SC) Profit Centers (PC) Organizational Structure Built for Scale .. Investment Management .. Fiduciary/ Trust .. Wealth Planning .. Retirement Services .. Insurance .. Mortgage Services .. Treasury Management Full Bank and Trust: .. Aspen, CO .. Boulder, CO .. Cherry Creek, CO .. Denver, CO .. DTC/Cherry Hills, CO .. Northern Colorado .. Jackson Hole, WY .. Scottsdale, AZ .. Phoenix, AZ Loan Production Offices: .. Ft. Collins, CO .. Greenwood Village, CO .. Vail Valley, Avon, CO Trust Offices: .. Century City, CA .. Laramie, WY 45 Big operating leverage from expert, high fixed cost teams Very profitable when mature

Holistic, Integrated Risk Management 46 Purpose .. Holistic approach for the oversight, control, and discipline to drive continuous improvement .. Everyone’s responsibility and non-compliance is not an option .. Governance framework for the process of anticipating, identifying, assessing, managing and monitoring risks Objectives .. Define risk appetite framework .. Define risk areas and responsibilities .. Identify key risk activities for the defined risk areas .. Establish risk tolerance for defined risk areas .. Establish systems for identifying and reporting risks, including emerging risks .. Monitor compliance with strategies designed to mitigate identified risks .. Ensure effective and timely implementation of corrective actions .. Integrate risk management framework objectives into performance evaluation framework Responsibilities ERM Committee: .. Oversee and support the Senior Risk Officer .. Establish risk tolerances and parameters (“risk appetite”) to assess risks and design adequate mitigation strategies Senior Risk Officer: .. ERM program to create and monitor risk management practices • Perform company-wide risk assessment, including relative risk ratings • Assign risk owners and approve action plans • Review and monitor risk mitigation initiatives and status • Review and report to ERM committee: • Specific areas of risk and respective Risk Area Owner responsible for the risks existing in that area • Magnitude of all material business risks • Processes, procedures and controls in place to manage material risks • Overall effectiveness of the risk management process • Evaluate risks and provide guidance on new or proposed products, services or businesses

Key Themes of ERM– In the Business 47 Ensure Compliance .. Meet regulatory requirements .. Comply with good industry practices including placing a priority on cybersecurity .. Effective, efficient, and smart compliance – a change agent for better business decisions Limit Potential Losses Improve Profitability Support Growth Risk Overlay for Decision Making Improve Stakeholder Management Define Governance and Organization .. Create appropriate transparency on risk, capital and balance-sheet usage, accounting implications .. Effectively limit risks and avoid reputational damage .. Strong risk controlling and monitoring .. Maintain both economic as well as accounting perspective .. Ensure decision-oriented processes .. Maintain efficient and lean risk management – standardization and differentiation .. Improve quality of problem loan management .. Optimize ALM and transfer pricing in cooperation with CFO/treasury .. Anticipate changes in the Company’s risk profile .. Ensure scalability and flexibility of core processes .. Improve balance-sheet management .. Contribute to powerful product offering .. Integrated risk, finance and capital perspective into business planning and management process .. Strong risk and finance capabilities through frontline tools, trainings, and incentives in IT/operations, HC .. Implement a strong risk and performance culture throughout the organization .. Improve planning and steering concepts, data management with CEO, CFO and treasury .. Satisfy Board requirements on transparency and decisions support .. Maintain effective relations with regulators .. Define risk structure’s mandate and organization, create independent risk view in core decisions .. Ensure CFO’s mandate and organization in capital and balance-sheet management, ALM, treasury, funding .. Define and implement ERM approach .. Ensure appropriate people development: knowledge, experience, stature, motivation and culture

Non-GAAP Reconciliations

49 Non-GAAP Reconciliation Consolidated Pre-tax, Pre-provision Income For the Twelve Months Ended December 31, (Dollars in thousands) 2015 2016 2017 2018 2019 Net Income, as reported $2,650 $2,302 $2,023 $5,647 $8,009 Provision for loan losses 1,071 985 788 180 662 Income tax (benefit) expense 1,053 1,269 2,984 1,775 2,183 Pre-tax, Pre-provision Income $4,774 $4,556 $5,795 $7,602 $10,854 (1) Quarterly information has not been audited. Adjusted Net income available to common shareholder For the Three Months Ended, (Dollars in thousands) June 30, 2019 September 30, 2019 December 31, 2019 March 31, 2020 Net income available to common shareholders $1,404 $2,406 $2,572 $1,334 Plus: goodwill impairment including tax impact 1,182 --- Plus: loss on intangibles HFS including income tax impact --- 438 Adjusted net income to common shareholders $2,586 $2,406 $2,572 $1,772 Adjusted Earnings Per Share For the Three Months Ended, June 30, 2019 September 30, 2019 December 31, 2019 March 31, 2020 Earnings per share $0.18 $0.30 0.32 0.17 Plus: goodwill impairment including income tax impact 0.15 --- Plus: loss on intangibles HFS including income tax impact --- 0.05 Adjusted earnings per share $0.33 $0.30 $0.32 $0.22

50 Non-GAAP Reconciliation Consolidated Gross Revenue For the Years Ended, (Dollars in thousands) 2015 2016 2017 2018 2019 Total income before non-interest expense $49,339 $53,394 $54,501 $57,617 $63,976 Less: Net gain on sale of securities 717 114 81 - 119 Less: Net gain on sale of assets ---- 183 Plus: Provision for credit loss 1,071 985 788 180 662 Gross revenue $49,693 $54,265 $55,208 $57,797 $64,336 Consolidated Efficiency Ratio For the Years Ended, (Dollars in thousands) 2016 2017 2018 2019 Non-interest expense $49,823 $49,494 $50,195 $53,784 Less: Amortization 747 784 831 374 Less: Goodwill impairment --- 1,572 Adjusted non-interest expense $49,076 $48,710 $49,364 $51,838 Net interest income $24,457 $27,576 $30,624 $32,061 Non-interest income 29,922 27,713 27,173 32,577 Less: Net gain on securities 114 81 - 119 Less: Net gain on sale of assets --- 183 Total income $54,265 $55,208 $57,797 $64,336 Efficiency ratio 90.4% 88.2% 85.4% 80.6% Consolidated Gross Revenue For the Three Months Ended March 31, (Dollars in thousands) 2019 2020 Total income before non-interest expense $14,753 $16,331 Plus: Provision for credit loss 194 367 Gross revenue $14,947 $16,698